Filed pursuant to Rule 497

File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated March 14, 2009

to

Prospectus dated September 18, 2008

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated September 18, 2008, as supplemented by Supplement No. 1 dated October 15, 2008, Supplement No. 2 dated January 14, 2009 and Supplement No. 3 dated February 17, 2009.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Status of Our Initial Public Offering

In our monthly closing on March 2, 2009, we accepted subscriptions for 177,985 shares of our common stock at an average price per share of $9.99, for corresponding gross proceeds of $1,777,629. Since commencing our public offering on December 15, 2008, we have received and accepted subscriptions totaling $8,330,243. We have raised total gross proceeds of $9,330,251 to date, including $1,000,008 contributed by our investment adviser in February 2008.

Portfolio Update

From March 3, 2009 to March 13, 2009, we invested in four new portfolio companies through secondary market transactions. In addition, we sold our interest in Dex Media West LLC in February 2009 for $497,500, which exceeded our purchase price for the security of $480,000. Further, Corel Corporation, in March, and Global Tel Link, in February, repaid 21.2% ($105,913) and 12.5% ($62,500), respectively, of the outstanding amount of our investment tranches of their senior secured loans at 100% of par. As we purchased our interests at a discount, the repayments have generated a 36.1% realized gain on the portion of the loan repaid by Corel ($28,067) and a 14.0% realized gain on the portion of the loan repaid by Global Tel Link ($7,656). We continue to hold the remainder of these loans in our investment portfolio. Presently, our investment portfolio consists of interests in 17 senior secured and second lien secured loans to private U.S. companies with an average annual EBITDA of $635.4 million. The investments in our portfolio were purchased at an average price of 75.2% of par value. Presently the weighted average credit rating of our portfolio is B2 based upon the Moody’s scale and our estimated gross annual portfolio yield is 14.2%. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of March 17, 2009.

Security	Industry	Cost	Par Value
Senior Secured Debt—First Lien
Sungard Data Systems Inc, L+375, 2/28/14	Software Services	$437,500	$500,000
Texas Competitive Electric Holdings (TXU Corp.), L+350, 10/10/14	Utility	$740,000	$1,000,000
First Data Corporation, L+275, 9/24/14	Merchant Processing	$352,500	$500,000
Vertellus Specialties, Inc., L+425, 12/10/12	Specialty Chemicals	$406,250	$500,000
BNY Convergex, L+300, 10/2/13	Financial Services	$375,000	$500,000
Global Tel Link, L+600, 2/14/13	Telecommunications	$383,906	$437,500
DTN, Inc., L+500, 3/10/13	Business Information Services	$522,000	$600,000
King Pharmaceuticals, Inc., L+500, 4/19/12	Specialty Pharmaceuticals	$540,750	$600,000
Corel Corporation, L+400, 5/2/12	Software	$289,654	$394,087
1-800 Contacts, L+395, 9/30/14	Healthcare	$487,500	$600,000
Clarke American, L+250, 6/30/14	Business Information Services	$595,000	$1,000,000
Kenan Advantage Group, Inc., L+300, 12/16/11	Transportation and Logistics	$750,000	$1,000,000
West Corp, L+500, 11/8/13	Telecommunications Services	$436,250	$500,000
Contec LLC, L+475, 7/28/14	Telecommunications	$380,000	$500,000

Senior Secured Debt—Second Lien
Asurion Corp, L+650, 7/7/15	Insurance	$605,000	$1,000,000
Bresnan Communications LLC, L+450, 3/29/14	Broadcast and Entertainment	$720,000	$1,000,000
Sorenson Communications Inc, L+700, 2/16/14	Telecommunications	$347,500	$500,000

		$8,368,810	$11,131,587

The table below shows portfolio investments that were sold or repaid since the filing of Supplement No. 3 on February 17, 2009.

Security	Original Cost	Disposition Price	Transaction Type
Dex Media West LLC, L+400, 10/24/14	$480,000	$497,500	Sale
Corel Corporation, L+400, 5/2/12	$77,846	$105,913	Paydown
Global Tel Link, L+600, 2/14/13	$54,844	$62,5000	Paydown

Distributions

On February 26, 2009, our board of directors declared two monthly distributions of $0.0625 per share. The first distribution of $0.0625 will be payable on March 31, 2009 to shareholders of record as of February 27, 2009. The second distribution of $0.0625 per share will be payable on March 31, 2009 to shareholders of record as of March 24, 2009.

Our affiliate, Franklin Square Holdings, L.P., has agreed to reimburse us for expenses in an amount that is sufficient to ensure that our net investment income and net short-term capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. Under this arrangement, no portion of our distributions is expected to represent a return of capital for our stockholders. Franklin Square Holdings expects to continue such reimbursements for at least the next two quarters, and intends to continue such reimbursements thereafter until it deems that we have achieved scale that is sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by our sponsor will be calculated at the end of each quarter. Franklin Square Holdings is controlled by our president and chief executive officer, Michael Forman, and our director, David Adelman.